TRANSAMERICA FUNDS
Supplement dated November 30, 2009 to the Class I Prospectus dated March 1, 2009, as previously supplemented, the Class I Prospectus dated July 1, 2009, as previously supplemented, and the Class I Prospectus dated November 13, 2009
The following information supplements and amends information in the Prospectuses:
Effective November 30, 2009, all Class I shares were re-designated as Class I2 shares.
Class I2 shares are currently primarily offered for investment in certain affiliated funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the funds are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies, and their separate accounts, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts.
Class I2 shares are not subject to an up-front sales charge, a contingent deferred sales charge or 12b-1 distribution and service fees.
All references to Class I shares in the Prospectuses are hereby changed to reference Class I2 shares.
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Investors Should Retain this Supplement for Future Reference